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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            December 17, 1997
                                                            -----------------


                      Pennsylvania Real Estate Investment Trust
                  ---------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                   1-6300                  23-6216339
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


455 Pennsylvania Avenue, Suite 135, Ft. Washington, Pennsylvania         19034
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          (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (215) 542-9250
                                                    --------------


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        (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.

         1.1 Underwriting Agreement, dated December 17, 1997, among the Registrant, PREIT ASSOCIATES, L.P., and Lehman Brothers Inc., Legg Mason Wood Walker, Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Smith Barney Inc. and Wheat First Securities, Inc. with respect to the issuance and sale of 4,000,000 Shares of Beneficial Interest, par value $1.00 per share, of the Registrant (plus up to 600,000 additional Shares pursuant to a 30-day option granted to the underwriters solely to cover over-allotments) under Registration Statement on Form S-3 (No. 33-61115).

         3.3  By-Laws of the Registrant as amended through December 16, 1997.

         5.1 Opinion of Drinker Biddle & Reath LLP with respect to Shares of Beneficial Interest, par value $1.00 per share, to be issued and sold by the Registrant under Registration Statement on Form S-3 (No. 33-61115).


                                       -3-


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PENNSYLVANIA REAL ESTATE
                                                INVESTMENT TRUST


Date:  December 22, 1997
                                              /s/ Jeffrey A. Linn
                                             ---------------------------------
                                              Jeffrey A. Linn
                                              Senior Vice President-Finance
                                                and Treasurer


                                       -4-


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                                  EXHIBIT INDEX

Exhibit
 Number                  Description                                      Page
 ------                  -----------                                      ----

1.1            Underwriting Agreement, dated December
               17, 1997, among the Registrant, PREIT
               ASSOCIATES, L.P., and Lehman Brothers
               Inc., Legg Mason Wood Walker,
               Incorporated, Merrill Lynch, Pierce,
               Fenner & Smith Incorporated, Smith Barney
               Inc. and Wheat First Securities, Inc.
               with respect to the issuance and sale of 4,000,000 Shares of Beneficial Interest, par value $1.00 per share, of the Registrant (plus up to 600,000 additional
               Shares pursuant to a 30-day option
               granted to the underwriters solely to
               cover over-allotments) under Registration
               Statement on Form S-3 (No. 33-61115).

3.3            By-Laws of the Registrant as amended
               through December 16, 1997.

5.1            Opinion of Drinker Biddle & Reath LLP
               with respect to Shares of Beneficial
               Interest, par value $1.00 per share, to
               be issued and sold by the Registrant
               under Registration Statement on Form S-3
               (No. 33-61115).